EXHIBIT 24


                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors of Southern Peru Copper Corporation ("SPCC"), hereby constitutes and appoints Richard de J. Osborne, Kevin R. Morano and Augustus B. Kinsolving as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments and other documents relating thereto, to be filed with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Act of 1933, as amended, for the registration under said Act of shares of SPCC Common Stock and/or obligations of SPCC to be offered in connection with the Savings Plan of Southern Peru Copper Corporation and Participating Subsidiaries, the Southern Peru Copper Corporation Compensation Deferral Plan and any other employee benefit plan of SPCC ("Plans"), or the registration of participations, if any, in the Plans, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 4th day of November, 1997.




/s/ Everet E. Briggs                              /s/ Richard de J. Osborne
----------------------------                      ----------------------------
Everett E. Briggs                                 Richard de J. Osborne
Director                                          Director



/s/ Jaime Claro                                   /s/ Charles G. Preble
----------------------------                      ----------------------------
Jaime Claro                                       Charles G. Preble
Director                                          Director



/s/ August B. Kinsolving                          /s/ Robert A. Pritzker
----------------------------                      ----------------------------
Augustus B. Kinsolving                            Robert A. Pritzker
Director                                          Director



/s/ Francis R. McAllister                         /s/ Michael O. Varner
----------------------------                      ----------------------------
Francis R. McAllister                             Michael O. Varner
Director                                          Director



/s/ John F. McGillicuddy
----------------------------                      ----------------------------
John F. McGillicuddy                              J. Steven Whisler
Director                                          Director





/s/ Kevin R. Morano                               /s/ David B. Woodbury
----------------------------                      ----------------------------
Kevin R. Morano                                   David B. Woodbury
Director                                          Director



/s/ Robert J. Muth                                /s/ Douglas C. Yearley
----------------------------                      ----------------------------
Robert J. Muth                                    Douglas C. Yearley
Director                                          Director



/s/ Robert M. Novotny
----------------------------
Robert M. Novotny
Director

                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers of Southern Peru Copper Corporation ("SPCC"), hereby constitutes and appoints Richard de J. Osborne, Kevin R. Morano and Augustus B. Kinsolving as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments and other documents relating thereto, to be filed with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Act of 1933, as amended, for the registration under said Act of shares of SPCC Common Stock and/or obligations of SPCC to be offered in connection with the Savings Plan of Southern Peru Copper Corporation and Participating Subsidiaries, the Southern Peru Copper Corporation Compensation Deferral Plan and any other employee benefit plan of SPCC ("Plans"), or the registration of participations, if any, in the Plans, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 4th day of November, 1997.



/s/ Charles G. Preble
---------------------------------
Charles G. Preble
President and Chief Executive
Officer




/s/ Ronald J. O'Keefe
---------------------------------
Ronald J. O'Keefe
Executive Vice President and
Chief Financial Officer




/s/ Brendan M. O'Grady
---------------------------------
Brendan M. O'Grady
Comptroller